                                                                          FORM 1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                     CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )       DEPOSIT/INVESTMENT
                           Debtor(s)                )        ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Account Name:              Operating Account
--------------------------------------------------------------------------------
Account Number:            162-430501-6
--------------------------------------------------------------------------------
Signatories:               Ram Mukunda, Prabhav Maniyar, Subhash Pai,
                           John Selvaraj, Tom Bowers
--------------------------------------------------------------------------------
Name of Depository:        Chevy Chase Bank
--------------------------------------------------------------------------------
Address of Depository:     7101 Democracy Blvd.  Bethesda, MD  20817
--------------------------------------------------------------------------------
Telephone Number:
--------------------------------------------------------------------------------
Person to Contact:         Vik Bansal
================================================================================

TYPE OF ACCOUNT:
                           General Checking          X
                           Payroll
                           Tax/Special Escrow
                           Savings/CDs
                           Other: (specify)

TYPE OF INVESTMENT:
                           Mutual Fund
                           Stock
                           Treasuries
                           Other: (specify)--Overnight investment sweep account
                                  for operating cash

Yes_____/No__X____ The deposit is fully insured or guaranteed by the
United States or a department, agency, or Instrumentality of the
United States, or backed by the full faith and credit of the United
States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing Each of the
Debtors to Maintain Its Existing Cash Management System, Banking Accounts, and
Investment Practices, the Debtors are authorized to invest and deposit their estates' money in accordance with the Investment Practices (as defined in the
Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy
Code or the US Trustee's Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the United States Trustee.

Date: 4/19/02                      /s/ Prabhav V. Maniyar
                                               Debtor/Trustee

                                                                          FORM 1
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                     CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )        DEPOSIT/INVESTMENT
                           Debtor(s)                )        ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Account Name:              Employee Insurance Account
--------------------------------------------------------------------------------
Account Number:            162-430503-2
--------------------------------------------------------------------------------
Signatories:               Ram Mukunda, Prabhav Maniyar, Subhash Pai,
                           John Selvaraj, Tom Bowers
--------------------------------------------------------------------------------
Name of Depository:        Chevy Chase Bank
--------------------------------------------------------------------------------
Address of Depository:     7101 Democracy Blvd.  Bethesda, MD  20817
--------------------------------------------------------------------------------
Telephone Number:
--------------------------------------------------------------------------------
Person to Contact:         Vik Bansal
================================================================================

TYPE OF ACCOUNT:
                           General Checking
                           Payroll
                           Tax/Special Escrow
                           Savings/Cds
                           Other: (specifySelf funded medical account

TYPE OF INVESTMENT:
                           Mutual Fund
                           Stock
                           Treasuries
                           Other: (specify)--Overnight investment sweep account
                                  for operating cash

Yes_____/No__X____ The deposit is fully insured or guaranteed by the
United States or a department, agency, or Instrumentality of the
United States, or backed by the full faith and credit of the United
States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing Each of the
Debtors to Maintain Its Existing Cash Management System, Banking Accounts, and
Investment Practices, the Debtors are authorized to invest and deposit their estates' money in accordance with the Investment Practices (as defined in the
Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy
Code or the US Trustee's Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the United States Trustee.

Date: 4/19/02                      /s/ Prabhav V. Maniyar
                                                 Debtor/Trustee

                                                                          FORM 1
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                     CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )        DEPOSIT/INVESTMENT
                           Debtor(s)                )        ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Account Name:              Payroll Processing  Account
--------------------------------------------------------------------------------
Account Number:            162-430504-1
--------------------------------------------------------------------------------
Signatories:               Ram Mukunda, Prabhav Maniyar, Subhash Pai,
                           John Selvaraj, Tom Bowers
--------------------------------------------------------------------------------
Name of Depository:        Chevy Chase Bank
--------------------------------------------------------------------------------
Address of Depository:     7101 Democracy Blvd.  Bethesda, MD  20817
--------------------------------------------------------------------------------
Telephone Number:
--------------------------------------------------------------------------------
Person to Contact:         Vik Bansal
================================================================================

TYPE OF ACCOUNT:
                           General Checking
                           Payroll        X
                           Tax/Special Escrow
                           Savings/CDs
                           Other: (specify)

TYPE OF INVESTMENt:
                           Mutual Fund
                           Stock
                           Treasuries
                           Other: (specify)--Overnight investment sweep account
                                  for operating cash

Yes_____/No__X____ The deposit is fully insured or guaranteed by the
United States or a department, agency, or Instrumentality of the
United States, or backed by the full faith and credit of the United
States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing Each of the
Debtors to Maintain Its Existing Cash Management System, Banking Accounts, and
Investment Practices, the Debtors are authorized to invest and deposit their estates' money in accordance with the Investment Practices (as defined in the
Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy
Code or the US Trustee's Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the United States Trustee.

Date: 4/19/02                      /s/ Prabhav V. Maniyar
                                                  Debtor/Trustee

                                                                          FORM 1
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                     CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )        DEPOSIT/INVESTMENT
                           Debtor(s)                )        ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
================================================================================
Account Name:              Secured Investment Sweep Account
--------------------------------------------------------------------------------
Account Number:            089-320485-4
--------------------------------------------------------------------------------
Signatories:               Ram Mukunda, Prabhav Maniyar, Subhash Pai,
                           John Selvaraj, Tom Bowers
--------------------------------------------------------------------------------
Name of Depository:        Chevy Chase Bank
--------------------------------------------------------------------------------
Address of Depository:     7101 Democracy Blvd.  Bethesda, MD  20817
--------------------------------------------------------------------------------
Telephone Number:
--------------------------------------------------------------------------------
Person to Contact:         Vik Bansal
================================================================================

TYPE OF ACCOUNT:
                           General Checking
                           Payroll
                           Tax/Special Escrow
                           Savings/CDs
                           Other: (specify)--Overnight Invesment Sweep

TYPE OF INVESTMENT:
                           Mutual Fund
                           Stock
                           Treasuries  X
                           Other: (specify)

Yes_____/No__X____ The deposit is fully insured or guaranteed by the
United States or a department, agency, or Instrumentality of the
United States, or backed by the full faith and credit of the United
States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing Each of the
Debtors to Maintain Its Existing Cash Management System, Banking Accounts, and
Investment Practices, the Debtors are authorized to invest and deposit their estates' money in accordance with the Investment Practices (as defined in the
Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy
Code or the US Trustee's Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the United States Trustee.

Date: 4/19/02                      /s/ Prabhav V. Maniyar
                                                 Debtor/Trustee

                                                                          FORM 1
                                                                       Continued

                  DEBTOR-IN-POSSESSION STATEMENT OF DEPOSITORY
                  AND AUTHORIZATION FOR RELEASE OF INFORMATION

TO:     United States Trustee
        6305 Ivy Lane, Suite 600
        Greenbelt, Maryland 20770

RE:     Startec Global Operating Company
d/b/a:  ________________________________________
Case No. 01-25009

This will confirm that the above referenced Debtor in Possession has maintained or established the following account(s) at Chevy Chase Bank, that said account(s) have been designated as Debtor in Possession and are federally insured.

All Open and Closed accounts at this depository are as follows:

ACCOUNT NUMBER                    ACCOUNT TYPE                     BALANCE/DATE
================================================================================
162-430501-6                  Operating account                 $ -   3/31/2001
--------------------------------------------------------------------------------
162-430503-2                  Employee Insurance Account        $ -   3/31/2001
--------------------------------------------------------------------------------
162-430504-1                  Payroll Processing Account        $ -   3/31/2001
--------------------------------------------------------------------------------
089-320485-4                  Secured Investment Sweep Account  $ -   3/31/2001
================================================================================

I hereby authorize the release to the United States Trustee of any information and for copies of documents pertaining to funds or accounts that are property of the above-referenced bankruptcy estate, including, but not limited to checking accounts, savings accounts, trust, and investment accounts.

This form is to be completed and signed by the depository and debtor and the original returned to the Office of the United States Trustee.

/s/ Prabhav V. Maniyar                    /s/ Jane Michalopoulos
Debtor Signature                                 Bank Authority Signature

Prabhav Maniyar,                                 Jane Michalopoulos
Chief Financial Officer                   Assistant Manager
Print Name and Title                             Print Name and Title

4/19/02                                   101 Democracy Blvd.
Date                                             Bethesda, MD 20817
                                                 Address

                                                 (301) 365-4090
                                                 Telephone No./Fax No.

                                                                          FORM 5

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company
                                          )           CHAPTER 11
                                          )           Case No.01-25009 DK
                                          )
                                          )
                    Debtor(s)             )

                            MONTHLY OPERATING REPORT
                      For the Month Ending March 31, 2002

                        FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS: Cash _______ Accrual X

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

    Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD 20854 (301) 610-4300

3. EMPLOYEE INFORMATION:
================================================================================
Number of employees paid this period:                 194
--------------------------------------------------------------------------------
Current number of employees:                          193
--------------------------------------------------------------------------------
Gross monthly payroll:*
--------------------------------------------------------------------------------
       Officers, directors, and principals            $ 185,523.00
--------------------------------------------------------------------------------
       Other employees                                $ 719,203.00
--------------------------------------------------------------------------------
All post-petition payroll obligations
including payroll taxes are current                   YES
--------------------------------------------------------------------------------
Exceptions:                                      _______________________________

                                                 _______________________________
================================================================================

* Represents gross payroll processed and paid during the month ending
March 31, 2002. Actual expense incurred during period shown on Form 6.

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF
OPERATIONS since the last reporting period?        NO.

                                                                          FORM 5
                                                                       Continued

5. Are all BUSINESS LICENSES or BONDS current?     YES

6. PRE-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's          $ 15,322,855.00
    ending balance)
--------------------------------------------------------------------------------
B.  Reversal of transfer of BCI to
    post-petition AR                             $ 3,222,666.00
--------------------------------------------------------------------------------
C.  BCI withholdings                             $ (190,194.00)
--------------------------------------------------------------------------------
D.  Collected this Period                        $ (1,700,616.00)
--------------------------------------------------------------------------------
E.  Intercompany billing
--------------------------------------------------------------------------------
F.  Offsets/Credits                              $ (998,799.00)
================================================================================
G.  Ending Balance                               $ 15,655,912.00
================================================================================

7. POST-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                             $ 15,421,070.00
--------------------------------------------------------------------------------
B.  Reversal of transfer of BCI from
    pre-petition AR                             $(3,222,666.00)
--------------------------------------------------------------------------------
C.  Incurred this Period                        $ 5,788,687.00
--------------------------------------------------------------------------------
D.  Collected this Period                       $ (4,804,677.00)
--------------------------------------------------------------------------------
E.  Intercompany billing                        $ 196,336.00
--------------------------------------------------------------------------------
F.  Offsets / Credits                           $ (515,864.00)
--------------------------------------------------------------------------------
G.  Unbilled revenue adjustment                 $ 56,980.00
--------------------------------------------------------------------------------
H.  BCI withholdings                            $ 238,849.00
================================================================================
I.  Ending Balance(1)                           $ 13,158,715.00
================================================================================

Ending Balance Aging (2):

0-30 Days: $ ____________31-60 Days: $ _____________Over 60 Days: $____________

If there are any post-petition Accounts Receivable over 60 days, provide
Schedule AR giving a listing of such accounts and explaining the delinquencies. See Aging attached to Form 6.

(1) Does not include approximately $144,000,000 in intercompany accounts receivable.
(2) See aging attached to Form 6

8. POST-PETITION ACCOUNTS PAYABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                                 $ 7,904,143
================================================================================
B.  Incurred this Period                             $ 7,769,486
--------------------------------------------------------------------------------
C.  Pay this Period                                 $ (7,255,920)
--------------------------------------------------------------------------------
D.  Year Ending Journal Entries
================================================================================
E.  Ending Balance                                   $ 8,417,709
================================================================================

Ending Balance Aging:

0-30 Days: $ _______________31-60 Days: $ _____________Over 60 Days:$ __________

If there are any post-petition Accounts Payable over 30 days, provide
Schedule AP giving a listing of such accounts and explaining the delinquencies. - See aging attached to Form 6.

9. TAXES: Are all taxes being paid to the proper taxing authorities when due?
                                     NO (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) The debtor has not yet paid certain pre-petition taxes that it was authorized to pay. In addition, the debtor has not paid certain post-petition taxes that became due and payable during the month ending March 31, 2002. The debtor is currently reconciling the past due amounts of the post-petition taxes to ensure accuracy and the debtor intends to pay these amounts as soon as the reconciliation is completed.

                                                                          FORM 5
                                                                       Continued

10. BANK ACCOUNTS: Have you changed banks or any other financial institution
during this period?           YES

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
all all current?              YES

12.        INSURANCE:                         Policy expiration date:
================================================================================
           Auto and truck                     10/1/2002 *
--------------------------------------------------------------------------------
           Fire                               10/1/2002 *
--------------------------------------------------------------------------------
           D&O Insurance                      10/1/2002 *
--------------------------------------------------------------------------------
           Liability                          10/1/2002 *
--------------------------------------------------------------------------------
           Workers Comp.                      10/1/2002 *
================================================================================

* - The insurance policies are held by Startec Global Communication Corporation,
Case No. 01-25013 DK

13. ACTIONS OF DEBTOR: During the last month, did the Debtor:
(a) Fail to defend or opposed any action seeking to dispossess the debtor from control or custody of any asset of the
estate?                  NO

              OR  consent to relief from the automatic stay ( S362)?  YES

              If yes, explain: To the limited extent provided in the
Court's orders (1) authorizing DIP financing (Judge's bench ruling occurred on
February 6, 2002 but order not yet entered) and (2) authorizing BCI to adjust
Debtors' accounts in accordance with invoice ready billing agreement (entered
March 13, 2002). Docket attached to prior month's parent company's current
Monthly Operating Report.

(b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve
and maintain the going concern value of the assets of the
debtor?                YES

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein (
including sales by creditors)?            NO

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets:

Type of Motion            Brief Description of Asset           Projected Income
================================================================================
                                                               $
--------------------------------------------------------------------------------
                                                               $
================================================================================

You may attach a copy of the notice of sale in lieu of completing the
description. Indicate if notice(s) attached.    NO

15. PAYMENTS TO SECURED CREDITORS during Reporting Period:
================================================================================
Creditor        Frequency        Amount of        Next          Post-Petition
                   of         Each Payment       Payment         Payments not
                Payments                          Due            Made: Numbers
                  per                                             and Amounts
                Contract
================================================================================
Allied Capital
Corporation       Monthly     $ 212,940.00      4/1/2002
--------------------------------------------------------------------------------
                              $                 /      /
--------------------------------------------------------------------------------
                              $                 /      /
--------------------------------------------------------------------------------
                              $                 /      /
================================================================================

                                                                          FORM 5
                                                                       Continued

16. PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during Reporting Period:

================================================================================
Professional                       Service                         Payment Made
================================================================================
None                                                              $
--------------------------------------------------------------------------------
                                                                  $
--------------------------------------------------------------------------------
                                                                  $
--------------------------------------------------------------------------------
                                                                  $
================================================================================

Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

                                           Monthly Disbursements:
================================================================================
Month 1 ( current quarter)               $ 7,733,393.00
--------------------------------------------------------------------------------
Month 2 ( current quarter)               $ 7,603,171.00
--------------------------------------------------------------------------------
Month 3 ( current quarter)               $ 7,291,447.00
================================================================================
Total                                    $ 22,628,011.00
================================================================================

Quarterly Fee Owed $10,000 (Refer to Fee Calculation Chart on page 16)
Fee will be due and payable after March 31, 2002.

18. VERIFICATION
I declare under penalty of perjury that the information contained in this
Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated:  April 19, 2002              DEBTOR IN POSSESSION
                                    By:                Prabhav Maniyar
                                    Name/Title:        Chief Financial Officer,
                                                       Director and Secretary
                                    Address:           1151 Seven Locks Road
                                                       Potomac, MD  20854
                                    Telephone:         (301) 610-4300

                                    /s/ Prabhav Maniyar

        REMINDER: Attach copies of debtor in possession bank statements.

                                                                          FORM 6

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:     Startec Global Operating Company )           CHAPTER 11
                                            )           Case No. 01-25009 DK
                                            )
                                            )

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                        (Business Debtor, Accrual Basis)
                       For the Month Ended March 31, 2002
                (All figures refer to post-petition transactions)

================================================================================
                                       This Month              Year to Date
================================================================================
A. TOTAL SALES/INCOME               $ 5,268,593.00          $ 15,492,912.00
================================================================================
COST OF SALES:
--------------------------------------------------------------------------------
     Intercompany revenues          $ (2,382,465.00)        $ (6,091,469.00)
--------------------------------------------------------------------------------
     Purchased Services             $  5,746,965.00         $ 15,781,505.00
================================================================================
B. SUBTOTAL Cost of Sales         - $  3,364,500.00        -$ 9,690,036.00
================================================================================
C. GROSS PROFIT (A - B)           = $  1,904,093.00        =$ 5,802,876.00
================================================================================
OPERATING EXPENSES:
--------------------------------------------------------------------------------
      Salaries and Payroll Taxes    $  1,157,523.00         $ 3,507,384.00
--------------------------------------------------------------------------------
      Employee Benefits             $                       $
--------------------------------------------------------------------------------
      Auto Expenses                 $                       $
--------------------------------------------------------------------------------
      Entertainment                 $                       $
--------------------------------------------------------------------------------
      Insurance (Other)             $                       $
--------------------------------------------------------------------------------
    Office expense                  $ 62,720.00             $ 166,434.00
--------------------------------------------------------------------------------
     Education /Training            $ 158.00                $ 163.00
--------------------------------------------------------------------------------
     Professional Fees
     (Atty. Acct.)                  $                       $ 106,131.00
--------------------------------------------------------------------------------
     Rent and Facilities Expense    $ 166,203.00            $ 452,576.00
--------------------------------------------------------------------------------
     Sales and Marketing            $ 130,932.00            $ 893,957.00
--------------------------------------------------------------------------------
     Travel                         $ 20,082.00             $ 63,400.00
--------------------------------------------------------------------------------
     Other Operating Expenses       $ 111,709.00            $ 133,057.00
--------------------------------------------------------------------------------
     Billing Fees                   $ 118,411.00            $ 308,109.00
--------------------------------------------------------------------------------
     Taxes other than income        $ 30,283.00             $ 31,387.00
--------------------------------------------------------------------------------
     Allocated to Affiliates        $ (597,026.00)          $ (1,741,613.00)
================================================================================
D.  SUBTOTAL Operating Expenses    -$ 1,200,995.00         -$ 3,920,985.00
================================================================================
E.  PROFIT/LOSS FROM OPERATION     =$ 703,098.00           =$ 1,881,891.00
    (C-D)
================================================================================
Other Income (Expenses)
--------------------------------------------------------------------------------
     Interest Expense               $ (388,093.00)          $ (1,123,376.00)
--------------------------------------------------------------------------------
     Interest Income                $ 12,331.00             $ 44,251.00
--------------------------------------------------------------------------------
     Depreciation and amortization  $ (1,510,264.00)        $ (4,458,985.00)
--------------------------------------------------------------------------------
     Equity earnings in subs        $ 2,051.00              $ 2,051.00
================================================================================
F. SUBTOTAL Other Income
   (Expenses)                      =$ (1,883,975.00)       = $ (5,536,059.00)
================================================================================
G. Income Tax Expense               $                       $
--------------------------------------------------------------------------------
H. Income Tax Expense               $                       $
================================================================================
I. NET INCOME (LOSS) (G-H)          $ (1,180,877.00)        $ (3,654,168.00)
================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                          FORM 6
                                                                       Continued

          Case Number 01-25009 Debtor: Startec Global Operating Company
                        SCHEDULE AR (Accounts Receivable)
                             As of February 28, 2002
                    (List Post-Petition Receivables Only)(1)

================================================================================
Debtor (Due From)    Total Due    Date Incurred     Past Due        Past Due
                                                   31-60 Days      Over 60 Days
================================================================================
Retail              7,609,045       Daily          2,020,492         685,821
--------------------------------------------------------------------------------
Commercial          5,549,670       Daily          2,523,328         578,853
================================================================================
Total               13,158,715                     4,543,820         1,264,674
================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(1) Due to voluminous nature of aging reports, accounts receivable aging information is presented in summary form. Detailed agings are available upon request.

          Case Number 01-25009 Debtor: Startec Global Operating Company
                         SCHEDULE AP (Accounts Payable)
                             As of February 28, 2002
                     (List Post-Petition Payables Only) (2)

================================================================================
Debtor (Due From)    Total Due    Date Incurred     Past Due        Past Due
                                                   31-60 Days     Over 60 Days
================================================================================
Trade vendors      $ 8,417,709.00     Daily        2,144,937        574,541
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(2) Due to voluminous nature of aging reports, accounts receivable aging information is presented in summary form. Detailed agings are available upon request.

                                                                          FORM 8

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company           )            CHAPTER 11
                                                  )            Case N01-25009 DK
                                                  )
                              Debtors (s)         )

                           CASH RECONCILIATION REPORT
                                Operating Account
                        (Business Debtor, Accrual Basis)

                       For the Month Ending March 31, 2002
                (All figures refer to post-petition transactions)

                                        Operating Account            Totals
================================================================================
A. Beginning Cash Balance
   from Balance Sheet                                            $ 1,985,660.00
================================================================================
B. Net Income for month                                         +$(1,180,877.00)
================================================================================
Expenses not requiring cash:
--------------------------------------------------------------------------------
       Depreciation                  $ 1,510,264.00
--------------------------------------------------------------------------------
       Interest expense Paid
       in Kind                       $
--------------------------------------------------------------------------------
       Foreign Exchange              $ (569.00)
================================================================================
C. SUBTOTAL Expenses Not Requiring
   Cash                                                        +$ 1,509,695.00
================================================================================
D. Total Cash from Operations
   (A+B+C)                                                     =$ 2,314,478.00
================================================================================
Other Sources/Uses of Cash:
--------------------------------------------------------------------------------
       Decrease (Incr) - Accounts
       Receivable                    $ 2,063,844.00
--------------------------------------------------------------------------------
       Decrease (Incr) - Receivables
       from employees and affiliates $ (1,120,237.00)
--------------------------------------------------------------------------------
       Decrease (Incr) - Other
       receivables                   $ 271,986.00
--------------------------------------------------------------------------------
       Decrease (Incr)
       Prepayments/Deposits          $ 220,945.00
--------------------------------------------------------------------------------
       Decrease (Incr) - Equipment   $ 25,730.00
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accounts Payable              $ (2,362,916.00)
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Expenses              $ 904,197.00
--------------------------------------------------------------------------------
       Increase (Decr) - Accrued
       Interest - DIP                $ 305,431.00
--------------------------------------------------------------------------------
       Proceeds from DiP Financing
================================================================================
E. Subtotal Other Sources/Uses
   of Cash                                                    +$ 308,980.00
================================================================================
F. Ending Cash Balance (D+E)                                   =$ 2,623,458.00
================================================================================
Ending Balance per Bank Statement:                              $
--------------------------------------------------------------------------------
          SunTrust                                              $ 20,136.00
--------------------------------------------------------------------------------
          First Union - 2065204149108
          (Payroll)                                             $
--------------------------------------------------------------------------------
          Merrill Lynch - 31833072128                           $ 1,091,524.00
--------------------------------------------------------------------------------
          First Union - 2000007407934
          (Lockbox)                                             $
--------------------------------------------------------------------------------
          First Union - 2000005780268
          (operating)                                           $ 1,520.00
--------------------------------------------------------------------------------
          Merrill Lynch - 878-07946                             $
--------------------------------------------------------------------------------
          First Union - 2000005779826
          (Blocked)                                             $ 179,270.00
--------------------------------------------------------------------------------
          First Union - 76258                                   $ 805,000.00
--------------------------------------------------------------------------------
          First Union - 2000005780239                           $
--------------------------------------------------------------------------------
          Huntington Lockbox account                            $ 7,042.00
--------------------------------------------------------------------------------
          Comerica Securities                                   $ 1,002,629.00
--------------------------------------------------------------------------------
          ING Barings Bank Account                              $ 66,765.00
--------------------------------------------------------------------------------
          Chevy Chase checking                                  $
--------------------------------------------------------------------------------
          Chevy Chase payroll                                   $
--------------------------------------------------------------------------------
          Chevy Chase employee insurance                        $
--------------------------------------------------------------------------------
          Chevy Chase restricted investment                     $
--------------------------------------------------------------------------------
          State Bank of India                                   $ 180,000.00
--------------------------------------------------------------------------------
          Cash on Hand                                          $ 9,500.00
================================================================================
Total Ending Balance
per Bank Statement                   $ 3,363,386.00
================================================================================
Less Outstanding Checks:
--------------------------------------------------------------------------------
          First Union 2065204149108
          (Payroll)                                             $ 97,672.00
--------------------------------------------------------------------------------
          First Union - 2000007407934
          (Lockbox)                                             $ 2,165.00
--------------------------------------------------------------------------------
          First Union - 2000005780268
          (operating)                                           $ 582,982.00
--------------------------------------------------------------------------------
          First Union - 2000005780239                           $ 43,549.00
--------------------------------------------------------------------------------
Total Outstanding Checks             $ 726,368.00
--------------------------------------------------------------------------------
Less Unrecorded interest
on ING Barings                       $ (13,560.00)
================================================================================
G. RECONCILED BANK BALANCE                                    =$ 2,623,458.00
================================================================================

    Ending Cash Balance (F) and Reconciled Bank Balance (G) Should be Equal.
                             Attach Bank Statements.

                                                                          FORM 9

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                    )   CHAPTER 11
                                                            )   Case N01-25009 DK
                                                            )
                         Debtors (s)                        )

                           CASH RECONCILIATION REPORT
                            Payroll and Tax Accounts
                        (Business Debtor, Accrual Basis)

                       For the Month Ending March 31, 2002
                (All figures refer to post-petition transactions)

                                        Payroll Account          Tax Account
================================================================================
A.  Beginning Cash Balance
    from Balance Sheet               $ (93,115.21)           $
================================================================================
B. Cash Receipts                    +$ 47,306.00            +$
--------------------------------------------------------------------------------
C. Transfers from Operating
   Accounts                         +$                      +$
--------------------------------------------------------------------------------
D. Other:                           +$                      +$
--------------------------------------------------------------------------------
E. Other:                           +$                      +$
================================================================================
F. TOTAL CASH RECEIPTS (A+B+C+D+E)  =$ (45,809.21)          =$
================================================================================
G. Cash Available
--------------------------------------------------------------------------------
       Cash Disbursements:
--------------------------------------------------------------------------------
       Gross Payroll for this
       Period                      -$
--------------------------------------------------------------------------------
       Employee Benefits Paid      -$                      -$
--------------------------------------------------------------------------------
       Net Payroll Paid            -$ 51,862.00            -$
--------------------------------------------------------------------------------
       Transfers to Tax Account    -$                      -$
--------------------------------------------------------------------------------
       Taxes Deposited/pd During
       Period:                     -$                      -$
--------------------------------------------------------------------------------
       Employees Share of FICA
       Tax                         -$                      -$
--------------------------------------------------------------------------------
       Employer's Share of FICA
       Tax                         -$                      -$
--------------------------------------------------------------------------------
       Employees' Federal Income
       Tax                         -$                      -$
--------------------------------------------------------------------------------
       Employees' State Income
       Tax                         -$                      -$
--------------------------------------------------------------------------------
       Unemployment Tax            -$                      -$
--------------------------------------------------------------------------------
       Unrecorded Bank Service
       Charges                     -$                      -$
--------------------------------------------------------------------------------
       Other:                      -$                      -$
================================================================================
H. SUBTOTAL Disbursements          -$ 51,862.00            -$
================================================================================
I. Ending Cash Balance (F+G-H)      $ (97,671.21)           $
--------------------------------------------------------------------------------
Ending Balance per Bank Statement  +$                       $
--------------------------------------------------------------------------------
Less Outstanding Checks            -$ (97,672.00)
--------------------------------------------------------------------------------
Add Deposits in Transit            +$
================================================================================
J. RECONCILED BANK BALANCE        =$ (97,672.00)          =$
================================================================================

   Ending Cash Balance (I) and Reconciled Bank Balance (J) Should be Equal.
                             Attach Bank Statements.

                                                                         FORM 10

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company              )      CHAPTER 11
                                                      )      Case No.01-25009 DK
                                                      )
                                                      )

             AMENDED AND RESTATED BALANCE SHEET (SUBMITTED 5/30/02)
                       March 2002 Monthly Operating Report
                              As of March 31, 2002

                                              Asset                   Total
================================================================================
Current Assets:
--------------------------------------------------------------------------------
     Cash                               $ 2,623,458.00
--------------------------------------------------------------------------------
     Pre-Petition Acct. Receivables     $ 15,655,912.00
--------------------------------------------------------------------------------
     Post-Petition Acct. Receivables    $ 13,158,715.00
--------------------------------------------------------------------------------
     Allowance for Doubtful Accounts    $ (13,000,448.00)
     Receivables from Officers,
     Employees, Affiliates              $ 143,919,347.00
--------------------------------------------------------------------------------
     Other Current Assets:
--------------------------------------------------------------------------------
           Deposits                     $ 1,228,198.00
--------------------------------------------------------------------------------
           Prepaids                     $ 4,589,232.00
--------------------------------------------------------------------------------
           Other Accounts Receivable    $ 566,727.00
================================================================================
A. SUBTOTAL Current Assets                                   $ 168,741,141.00
================================================================================
Fixed Assets:
--------------------------------------------------------------------------------
     Equipment, Furniture & Fixtures    $ 121,819,433.00
--------------------------------------------------------------------------------
     Less:  Accumulated Depreciation    $ (38,795,385.00)
================================================================================
B. SUBTOTAL Fixed Assets                                     $ 83,024,048.00
================================================================================
Other Assets:  (Identify)
--------------------------------------------------------------------------------
     Licenses and other intangibles     $ 25,604.00
--------------------------------------------------------------------------------
     Restricted securities              $
================================================================================
C. SUBTOTAL  Other Assets                                    $ 25,604.00
================================================================================
D. TOTAL ASSETS (A+B+C) (1)                                  $ 251,790,793.00
================================================================================

                                              Liability                Total
================================================================================
Post-Petition Liabilities:
--------------------------------------------------------------------------------
     Accounts Payable                   $ 8,417,709.00
--------------------------------------------------------------------------------
     Accrued expenses                   $ 1,990,691.00
--------------------------------------------------------------------------------
     DIP Financing                      $ 23,050,755.00
================================================================================
E. SUBTOTAL Post-Petition Liabilities                        $ 33,459,155.00
================================================================================
Pre-Petition Liabilities:
--------------------------------------------------------------------------------
     Priority Claims (3)
--------------------------------------------------------------------------------
     Secured Debts (2), (4)             $ 14,292,838.00
--------------------------------------------------------------------------------
     Unsecured Liabilities              $ 44,034,134.00
================================================================================
F. SUBTOTAL Pre-Petition Liabilities                         $ 58,326,972.00
================================================================================
Stockholders' Equity (Deficit):
--------------------------------------------------------------------------------
     Common Stock                       $
--------------------------------------------------------------------------------
     Unearned Compensation              $ 4,225.00
--------------------------------------------------------------------------------
     Accumulated Other Comprehensive
     Loss                               $ (116,413.00)
--------------------------------------------------------------------------------
     Additional Paid-in Capital         $ 198,003,765.00
--------------------------------------------------------------------------------
     Retained Earnings (deficit):
--------------------------------------------------------------------------------
           Pre-Petition                 $ (34,526,209.00)
--------------------------------------------------------------------------------
           Post-Petition (5)            $ (3,360,702.00)
================================================================================
G. SUBTOTAL Stockholders' Equity                             $ 160,004,666.00
================================================================================
H.  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (E+F+G)       $ 251,790,793.00
================================================================================

(1) Represents the carrying value of assets. Does not include any adjustments to reflect current market value or any adjustments associated with our audit for the year ending December 31, 2001.

(2) The debtor has pledged as collateral all of its assets to secure a debt owed by the debtor's parent company to NTFC Capital Corporation. The balance of this obligation (including unpaid interest) was approximately $40 million as of March
31, 2002.

(3) In the debtor's Schedule of Assets and Liabilities, the debtor acknowledged the existence of priority claims, however the amount is unknown as of March 31,
2002.

(4) Startec Global Operating Company and Startec Global Licensing Company are
jointly indebted to Allied for $20.0 million in principal amount (the "Allied
Facility"). A portion of the Allied Facility equal to $10 million is jointly secured by the accounts receivable of Startec Operating and Startec Licensing
(subordinate to NTFC's lien thereon), and the remaining $10 million is unsecured
For bookkeeping purposes, the debt is divided evenly between the co-debtors.

(5) Includes approximately $512,000 in prior period adjustments. These adjustments were the result of the Company's ordinary year-end close procedures.
The Company will restate its Monthly Operating Report for the post petition period ending December 31, 2001 after the audit for the year ending December 31,
2001 has been completed.

                                                                         FORM 12

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:   Startec Global Operating Company           )        CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )

                        Cash Disbursements Summary Report
                       For the Month Ending March 31, 2002

================================================================================
Total Disbursements from Operating Account  (Note 1)      $ 7,144,124.00
--------------------------------------------------------------------------------
Total Disbursements from Self Funded Medical
Insurance Account                                         $ 94,750.00
--------------------------------------------------------------------------------
Total Disbursements from Payroll Account  (Note 2)        $ 52,573.00
--------------------------------------------------------------------------------
Total Disbursements from Tax Escrow Account  (Note 3)
--------------------------------------------------------------------------------
Total Disbursements from other Account  (Note 4)          $
================================================================================
Grand Total Disbursements from all Accounts               $ 7,291,447.00
================================================================================

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtor's behalf (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)